Putnam
Intermediate
U.S. Government
Income Fund

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* Reflecting the successful tenure of Fund Manager Michael Martino since taking over the fund in July 1994, Putnam Intermediate U.S. Government Income Fund's cumulative total return for class A shares over the three years ended December 31, 1996, placed in the top 10% -- or 6th out of 63 -- short-intermediate U.S. government funds tracked by Lipper Analytical Services.*

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

13     Portfolio holdings

15     Financial statements

25     Results of October 31, 1996, shareholder meeting

* Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A, class B, and class M shares were ranked 34, 54, and 40, respectively, out of 89 short-intermediate U.S. government funds for 1-year performance through 12/31/96. The fund's class B shares were ranked 15 out of 63 short-intermediate U.S. government funds for 3-year performance through 12/31/96. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Putnam Intermediate U.S. Government Income Fund began and ended fiscal 1996 as the bond market was enjoying periods of strength. The intervening months, however, were marked by volatility borne of uncertainty -- largely relating to the presidential election, the state of the economy, and the Federal Reserve Board's policy regarding interest rates.

During the 12 months ended November 30, 1996, Fund Manager Michael Martino was able to deliver positive performance in this challenging environment. He accomplished the task by keeping close tabs on the interest-rate sensitivity of your fund's portfolio, by shifting emphasis among types of securities, and by careful selection of individual holdings.

Mike provides details and looks at prospects for the new fiscal year in the following report.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Michael Martino

Putnam Intermediate U.S. Government Income Fund's 1996 fiscal year, which ended on November 30, encompassed two periods of pronounced market strength -- the first month and the final three months of the year -- with alternating periods of turbulence and stability in between. Active management throughout a volatile year enabled the fund to post solid total returns and outperform most other U.S. government securities funds that focus on short- to intermediate-maturity bonds. (Please refer to the highlight on page 2 and to the tables on pages 8 and 9 for complete performance information.)

Following an extended period of rising interest rates and substantial fluctuation in bond prices, your fund enjoyed a supportive market environment during the last three months of the period. Fiscal 1996 began with the strong bond market performance that capped off a successful calendar 1995. Beginning in January, however, and extending through the first four months of calendar 1996, interest rates rose dramatically across the spectrum of bond maturities. Then, from May to September, rates stayed in a relatively tight range of 6.7% to 7.2% for the bellwether 30-year Treasury bond. Responding to signs of tame inflation and to stepped-up buying activity by non-U.S. investors, bond prices then went on to rally impressively during the September to November period, pushing the 30-year yield to just below 6.4% by the end of the fiscal year. (Bond prices and yields move in opposite directions.)

* EFFECTIVE DURATION MANAGEMENT CRITICAL TO FUND'S SUCCESS

One of the key determinants of your fund's superior relative performance over the year was active management of the portfolio's duration. Duration is the principal indicator of interest-rate sensitivity for a given portfolio of bonds. It is measured in years. The longer the duration, the more sensitive a portfolio is to a given change in rates. When rates are falling, as was the case during the first month and the final three months of the fiscal year, bond prices rise, and a relatively long portfolio duration enables the fund to capture a greater portion of that price appreciation. When interest rates rise, however, a long duration has the opposite effect, causing the portfolio's value to decline more rapidly for a given change in rates.

As an intermediate-term bond fund, your fund's portfolio duration will typically not exceed 4 years, which is the approximate interest-rate sensitivity of a 5-year Treasury note. Over the course of the fiscal year, however, we adjusted the fund's duration within a range of approximately 2.5 to 4 years in response to changing market conditions. At the end of the fiscal year, portfolio duration stood at 2.8 years.

* ARMS BOOST PERFORMANCE OF MORTGAGE-BACKED HOLDINGS

The bond market's advance late in the fiscal year was sparked by the Federal Reserve Board's decision to keep the target for short-term bank-lending rates unchanged at 5.25% -- a level it established last January -- based on evidence of continued moderate economic growth and minimal inflationary pressures. Given the relative stability in short-term rates this year, the strong performance of adjustable-rate mortgage-backed securities (ARMs), which are particularly sensitive to movements in short-term interest rates, is quite understandable and we sought to take full advantage of this strength. As of November 30, 1996, over 40% of the fund's portfolio was committed to mortgage-backed securities, with roughly two thirds of that total in ARMs.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: COMPARATIVE PORTFOLIO
COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

Fixed-rate
mortgage-backed        16.5%
securities             15.5%

Adjustable-rate
mortgage-backed         4.6%
securities             25.2%

U.S. Treasury          64.9%
securities             56.2%

Short-term             13.7%
investments             2.0%

(BLACK BARS 11/30/95)
(GRAY BARS  11/30/96)

Footnote reads:
* Based on net assets as of 11/30/95 and 11/30/96. Composition will vary over time.



[GRAPHIC VERTICAL BAR CHART OMITTED: EFFECTIVE MATURITY BREAKDOWN]


EFFECTIVE MATURITY BREAKDOWN*

0-1 Year                    8.7%
1-5 Years                  32.5%
5-10 Years                 15.1%
10-15 Years                12.5%
15+ Years                  31.1%

Footnote reads:
* Based on net assets as of 11/30/96. Measures of effective maturity are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. The actual, or effective, maturities of mortgage-backed securities are frequently shorter than their stated maturities. Effective maturities and the assumptions on which they are based will vary over time.

This increase in the fund's ARM weighting was due, in part, to the merger of Putnam Adjustable Rate U.S. Government Fund into your fund, which was completed on November 11, 1996. We opted to retain many of that fund's ARM investments because, at the time of the merger, we believed they offered value that was yet to be realized. We were, therefore, gratified by their strong end-of-year performance and now plan to take profits on those holdings that we believe to be fully valued.

* SLOWER GROWTH MAY PROVIDE CONTINUED SUPPORT FOR BONDS

When the Federal Reserve Board met in December, we believe it made the right decision in taking no action on short-term interest rates. The Fed's attempts to control inflation by adjusting monetary policy, thus far, have been successful. Indeed, we believe the economy's growth rate is likely to moderate, perhaps moving back toward a 2% annual level. Moreover, should economic growth slow as we anticipate it may in the months ahead, we believe inflation is likely to remain well behaved.

Although we cannot provide assurances, if our expectations for the economy prove correct, then the current favorable environment for bonds may persist for some time. Given such a scenario, we would likely maintain a portfolio duration that is toward the long end of the fund's permissible range in order to position the fund to participate should market strength continue.

In light of the substantial price appreciation in U.S. Treasury securities over the final three months of the period, we now believe mortgage-backed securities, as a group, represent a better value. Accordingly we currently plan to increase the fund's mortgage-backed weighting by redeploying some assets from Treasuries. At the same time, we will seek to restore a degree of balance between the fund's adjustable- and fixed-rate mortgage holdings by taking profits on some of the fund's ARM holdings and by directing those proceeds into fixed-rate mortgage-backed investments.

While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.

Mortgage-backed securities are subject to prepayment risk, which is the risk that an investor's principal will be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. Prepayment risk is greatest when interest rates are falling, since mortgage holders rush to refinance, forcing retirement of the bonds that back their existing mortgages.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Intermediate U.S. Government Income Fund is designed for investors seeking as high a level of current income as is consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                    Class A            Class B              Class M
(inception date)   (2/16/93)          (2/16/93)            (4/1/95)
                   NAV    POP         NAV   CDSC           NAV   POP
------------------------------------------------------------------------
1 year            5.71%   2.18%      5.08%   2.10%        5.33%   3.24%
------------------------------------------------------------------------
Life of class    21.90   17.89      19.17   18.19        15.47   13.05
Annual average    5.36    4.44       4.74    4.51         9.00    7.63
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                    Lehman Bros.
                                    Intermediate
                                     Govt. Bond            Consumer
                                       Index              Price Index
------------------------------------------------------------------------
1 year                                  5.66%                 3.26%
------------------------------------------------------------------------
Life of class A and class B            23.09                 11.22
Annual average                          5.69                  2.85
------------------------------------------------------------------------
Life of class M                        14.92                  4.76
Annual average                          8.69                  2.84
------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and will differ for each share class. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 3.25% maximum sales charge for class A shares and 2.00% for class M shares. CDSC for class B shares assumes 3.00% maximum contingent deferred sales charge. Performance data for periods before 4/10/95 do not reflect current investment policies.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]


(plot points for total return mountain chart)

                                    Lehman Bros
Date/year      Fund at POP    Intermediate Govt Index       CPI

2/16/93          9,671               10,000               10,000
11/30/93         9,907               10,422               10,224
11/30/94         9,796               10,249               10,498
11/30/95        11,153               11,650               10,771
11/30/96        11,789               12,309               11,122

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/16/93 would have been valued at $11,917 on 11/30/96 ($11,819 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 4/1/95 would have been valued at $11,547 at net asset value on 11/30/96 ($11,305 at public offering price)



TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                    Class A            Class B              Class M
                   NAV   POP          NAV   CDSC           NAV   POP
------------------------------------------------------------------------
1 year           3.74%   0.30%      3.12%   0.18%        3.58%   1.54%
------------------------------------------------------------------------
Life of class   21.21   17.22      18.43   17.46        15.04   12.62
Annual average   5.10    4.19       4.47    4.24         8.32    7.01
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96

                                 Class A       Class B       Class M
------------------------------------------------------------------------
Distributions                       12            12            12
------------------------------------------------------------------------
Income                           $0.289        $0.260        $0.282
------------------------------------------------------------------------
  Total                          $0.289        $0.260        $0.282
------------------------------------------------------------------------
Share value:                   NAV   POP         NAV        NAV   POP
------------------------------------------------------------------------
11/30/95                     $4.92   $5.09     $4.92      $4.93   $5.03
------------------------------------------------------------------------
11/30/96                      4.90    5.06      4.90       4.90    5.00
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend rate1        6.04%   5.85%     5.44%      5.89%   5.77%
------------------------------------------------------------------------
Current 30-day SEC yield2     4.91    4.75      4.31       4.61    4.51
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.





Report of independent accountants
For the fiscal year ended November 30, 1996

To the Trustees and Shareholders of
Putnam Intermediate U.S. Government Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate U.S. Government Income Fund, including the portfolio of investments owned, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Intermediate U.S. Government Income Fund as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 10, 1997



Portfolio of investments owned
November 30, 1996

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.9%)*
PRINCIPAL AMOUNT                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (40.7%)
--------------------------------------------------------------------------------------------
                  Federal Home Loan Mortgage Corp.
   $ 2,692,800    8 1/2s, June 1, 2010                                        $    2,819,867
     3,875,675    7 1/2s, August 1, 2007                                           3,961,638
                  Federal Home Loan Mortgage Association Adjustable
                  Rate Mortgage (ARM)
     1,816,982    8.125s, September 1, 2021                                        1,896,471
     1,629,948    7.771s, November 1, 2018                                         1,697,689
        54,233    7.720s, March 1, 2019                                               55,360
     4,124,977    7.670s, March 1, 2019                                            4,305,445
     1,274,649    7.607s, January 1, 2018                                          1,316,279
     1,056,500    7.581s, April 1, 2019                                            1,095,464
     2,770,735    7.578s, with various due dates from February 1, 2018
                  to March 1, 2019                                                 2,889,398
     3,619,845    7.440s, February 1, 2022                                         3,751,064
     1,815,233    7 3/8s, November 1, 2016                                         1,875,372
     1,336,447    7.329s, April 1, 2019                                            1,387,192
     5,085,235    7.229s, June 1, 2018                                             5,264,795
     2,123,738    7 1/8s, February 1, 2018                                         2,191,443
     2,769,029    6 7/8s, April 1, 2018                                            2,876,329
     4,160,342    6 3/8s, April 1, 2017                                            4,246,794
                  Federal National Mortgage Association
       152,450    11 1/4s, October 1, 2010                                           172,982
       855,731    8s, May 1, 2013                                                    870,974
                  Federal National Mortgage Association Adjustable
                  Rate Mortgage (ARM)
       202,871    7.95s, January 1, 2017                                             210,890
       196,948    7.690s, February 1, 2027                                           202,086
     1,393,834    7.603s, May 1, 2020                                              1,454,814
     1,977,340    7.556s, December 1, 2019                                         2,058,589
     3,367,028    7.501s, September 1, 2018                                        3,514,335
        31,558    7.275s, May 1, 2016                                                 32,076
     2,390,573    7.251s, April 1, 2022                                            2,495,161
     6,223,247    6.975s, April 1, 2028                                            6,495,514
       324,808    6.069s, with various due dates from September 1, 2018
                  to July 1, 2026                                                    324,298
                  Government National Mortgage Association
     4,950,001    8 1/2s, April 15, 2008                                           5,229,985
     4,067,597    8s, with various due dates from March 15, 2023 to
                  September 15, 2023                                               4,245,026
                  Government National Mortgage Association
                  Adjustable Rate Mortgage (ARM)
    14,079,946    6s, with various due dates from November 20, 2025
                  to July 20, 2026                                                14,330,616
                                                                              --------------
                                                                                  83,267,946

U.S. Treasury Obligations  (56.2%)
--------------------------------------------------------------------------------------------
                  U.S. Treasury Bonds
   $15,000,000    6 3/4s, August 15, 2026                                     $   15,646,800
     2,000,000    6s, February 15, 2026                                            1,885,940
                  U.S. Treasury Notes
     5,000,000    8 1/2s, February 15, 2000                                        5,400,000
    30,000,000    8 1/4s, July 15, 1998                                           31,242,300
    10,000,000    8 1/8s, February 15, 1998                                       10,300,000
    10,000,000    8s, May 15, 2001                                                10,853,100
     1,500,000    7 3/8s, November 15, 1997                                        1,526,010
    10,000,000    6 7/8s, May 15, 2006                                            10,568,700
    20,000,000    6 1/2s, October 15, 2006                                        20,656,200
     7,000,000    6 1/4s, April 30, 2001                                           7,118,090
                                                                              --------------
                                                                                 115,197,140
                                                                              --------------
                  Total U.S. Government and Agency Obligations                $  198,465,086
                  (cost $197,209,948)

SHORT-TERM INVESTMENTS  (2.0%) *(cost $4,095,274)
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
     $4,094,000     Interest in $732,975,000 joint repurchase agreement
                    November 29, 1996 with Morgan (J.P.) & Co., Inc. due
                    December 2, 1996 with respect to various U.S. Treasury
                    obligations -- maturity value of $4,095,911 for an
                    effective yield of 5.60%                                  $    4,095,274
--------------------------------------------------------------------------------------------
                    Total Investments (cost $201,305,222)***                  $  202,560,360
--------------------------------------------------------------------------------------------
   * Percentages indicated are based on net assets of $204,867,074.

 *** The aggregate identified cost on a tax basis is $201,312,722, resulting in gross unrealized appreciation and depreciation of $2,519,925 and $1,272,287, respectively, or net unrealized appreciation of $1,247,638.

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1996

Assets
--------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $201,305,222) (Note 1)                                   $202,560,360
--------------------------------------------------------------------------------------
Cash                                                                               561
--------------------------------------------------------------------------------------
Interest and other receivables                                               2,927,908
--------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                         587,453
--------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                      12,137
--------------------------------------------------------------------------------------
Total assets                                                               206,088,419

Liabilities
--------------------------------------------------------------------------------------
Distributions payable to shareholders                                          172,486
--------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                     453,833
--------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                   200,655
--------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                      37,537
--------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                   13,491
--------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                     1,211
--------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                          79,822
--------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                      34,973
--------------------------------------------------------------------------------------
Other accrued expenses                                                         227,337
--------------------------------------------------------------------------------------
Total liabilities                                                         $  1,221,345
--------------------------------------------------------------------------------------
Net assets                                                                $204,867,074

Represented by
--------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                        $205,315,206
--------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                     (172,488)
--------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                       (1,530,782)
--------------------------------------------------------------------------------------
Net unrealized appreciation of investments (Note 5)                          1,255,138
--------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                $204,867,074

Computation of net asset value and offering price
--------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($143,574,835 divided by 29,329,227 shares)                                      $4.90
--------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $4.90)*                           $5.06
--------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($56,888,698 divided by 11,621,094 shares)**                                     $4.90
--------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,403,541 divided by 898,693 shares)                                           $4.90
--------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $4.90)*                           $5.00
--------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended November 30, 1996

Interest income:                                                 $6,979,353
---------------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    622,837
---------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      170,013
---------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                    20,844
---------------------------------------------------------------------------
Administrative services (Note 2)                                      5,938
---------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               178,071
---------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               252,485
---------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                10,949
---------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                        9,944
---------------------------------------------------------------------------
Reports to shareholders                                              35,768
---------------------------------------------------------------------------
Registration fees                                                     6,811
---------------------------------------------------------------------------
Auditing                                                             49,934
---------------------------------------------------------------------------
Legal                                                                31,553
---------------------------------------------------------------------------
Postage                                                              37,842
---------------------------------------------------------------------------
Other                                                                 6,942
---------------------------------------------------------------------------
Total expenses                                                    1,439,931
---------------------------------------------------------------------------
Expense reduction (Note 2)                                          (24,202)
---------------------------------------------------------------------------
Net expenses                                                      1,415,729
---------------------------------------------------------------------------
Net investment income                                             5,563,624
---------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  1,507,914
---------------------------------------------------------------------------
Net unrealized depreciation of investments during the year         (530,704)
---------------------------------------------------------------------------
Net gain on investments                                             977,210
---------------------------------------------------------------------------
Net increase in net assets resulting from operations             $6,540,834
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                  Year ended November 30
                                                        ----------------------------------
                                                                 1996                 1995
------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------
Net investment income                                    $  5,563,624          $ 4,191,045
------------------------------------------------------------------------------------------
Net realized gain on investments                            1,507,914              259,045
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                               (530,704)           5,137,752
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations        6,540,834            9,587,842
------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------
From net investment income
Class A                                                    (3,860,962)          (3,210,923)
------------------------------------------------------------------------------------------
Class B                                                    (1,444,592)          (1,221,731)
------------------------------------------------------------------------------------------
Class M                                                      (141,936)             (17,436)
------------------------------------------------------------------------------------------
Return of capital
Class A                                                            --              (82,490)
------------------------------------------------------------------------------------------
Class B                                                            --              (31,387)
------------------------------------------------------------------------------------------
Class M                                                            --                 (448)
------------------------------------------------------------------------------------------
In excess of net investment income
Class A                                                      (370,887)             (34,353)
------------------------------------------------------------------------------------------
Class B                                                      (138,769)             (13,071)
------------------------------------------------------------------------------------------
Class M                                                       (13,634)                (187)
------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)         122,988,914            1,078,564
------------------------------------------------------------------------------------------
Total increase in net assets                              123,558,968            6,054,380
------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------
Beginning of year                                          81,308,106           75,253,726
------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $172,488 and $347,815,
respectively)                                            $204,867,074          $81,308,106
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

                                                           For the period
                                                            April 1, 1995
                                                            (commencement
                                         Year ended        of operations)
                                        November 30        to November 30               Year ended November 30
---------------------------------------------------------------------------------------------------------------------
                                            1996                1995             1996           1995
---------------------------------------------------------------------------------------------------------------------
                                                    Class M                                  Class B
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $4.93               $4.68            $4.92          $4.60
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                        .27                 .12(a)           .26            .24
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                              (.02)                .32             (.02)           .35
---------------------------------------------------------------------------------------------------------------------
Total from investment operations             .25                 .44              .24            .59
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------------------
Net investment income                       (.26)               (.18)            (.24)          (.26)
---------------------------------------------------------------------------------------------------------------------
Return of capital                             --                (.01)              --           (.01)
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income          (.02)                 --(e)          (.02)            --(e)
---------------------------------------------------------------------------------------------------------------------
Total distributions                         (.28)               (.19)            (.26)          (.27)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $4.90               $4.93            $4.90          $4.92
---------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value  (%)(c)                  5.33                9.63*            5.08          13.17
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $4,404              $1,058          $56,889        $23,201
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(d)                           1.35                 .87*            1.80           1.81
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   5.28                3.37*            4.94           5.17
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    367.19              383.88           367.19         383.88
---------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)
---------------------------------------------------------------------------------------------------------------------
                                                             For the period
                                                          February 16, 1993
                                                              (commencement
                                           Year ended         of operations)  Year ended
                                          November 30        to November 30  November 30
---------------------------------------------------------------------------------------------------------------------
                                                 1994              1993             1996
---------------------------------------------------------------------------------------------------------------------
                                                                  Class A
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $4.91             $5.00            $4.92
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                             .24(b)            .18(a)(b)        .29
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                   (.32)             (.08)            (.02)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                 (.08)              .10              .27
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------------------
Net investment income                            (.21)             (.19)            (.26)
---------------------------------------------------------------------------------------------------------------------
Return of capital                                (.02)               --               --
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income                 --                --             (.03)
---------------------------------------------------------------------------------------------------------------------
Total distributions                              (.23)             (.19)            (.29)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $4.60             $4.91            $4.90
---------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value  (%)(c)                      (1.71)             1.95*            5.71
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)     $21,243            $4,317         $143,575
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(d)   1.69(b)            .67(b)*         1.22
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                   4.98(b)           3.53(b)*         5.54
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         351.62            309.80*          367.19
---------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                               For the period
                                                                            February 16, 1993
                                                                                (commencement
                                                                               of operations)
                                                Year ended November 30                 to November 30
---------------------------------------------------------------------------------------------------------------------
                                                 1995              1994             1993
---------------------------------------------------------------------------------------------------------------------
                                                                 Class A
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $4.60             $4.91            $5.00
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                             .27               .27(b)           .21(a)(b)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                    .35              (.32)            (.09)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .62              (.05)             .12
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------------------
Net investment income                            (.29)             (.24)            (.21)
---------------------------------------------------------------------------------------------------------------------
Return of capital                                (.01)             (.02)              --
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income                 --(e)             --               --
---------------------------------------------------------------------------------------------------------------------
Total distributions                              (.30)             (.26)            (.21)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $4.92             $4.60            $4.91
---------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value  (%)(c)                      13.85             (1.12)            2.44*
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)     $57,049           $53,831          $19,088
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(d)                                1.20              1.09(b)          1.05(b)*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                   5.78              5.59(b)          3.13(b)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         383.88            351.62           309.80*
---------------------------------------------------------------------------------------------------------------------

*   Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of approximately $0.01 per share for class A and class B for the periods ended
    November 30, 1993 and 1994.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(d) The ratio of expenses to average net assets for the periods ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(e) Distributions in excess of net investment income were less than $0.01 per share.




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At November 30, 1996, the fund had a capital loss carryover of approximately $24,327,000. This amount includes approximately $22,707,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam Adjustable Rate U.S. Government Fund in 1996. The amount of the capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income.

Loss Carryover            Expiration
----------------     --------------------
 $   385,000         November 30, 1997
     799,000         November 30, 1998
   7,515,000         November 30, 2000
  13,497,000         November 30, 2001
   1,621,000         November 30, 2002
     510,000         November 30, 2003

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, paydown gains and losses on mortgage backed securities and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $582,483 to decrease distributions in excess of net investment income, $698,618 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $116,135. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $49,893. These expenses are being amortized on straight-line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $1 billion of average net assets, 0.50% of the next $500 million and 0.45% of any excess over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $24,202 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $540 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 0.85% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85% and 0.40% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $65,903 and $5,282 from the sale of class A and class M shares, respectively and $57,295 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $3,309 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of U.S. government and agency obligations other than short-term investments aggregated $365,806,352 and $315,821,905, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             Year ended
                          November 30, 1996
----------------------------------------------------
Class A              Shares                   Amount
----------------------------------------------------
Shares sold       21,352,359           $ 103,080,104
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        605,304               2,935,082
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam
Adjustable Rate
U.S. Government
Fund              11,771,185              57,325,670
----------------------------------------------------
                  33,728,848             163,340,856

Shares
repurchased      (15,993,455)            (77,207,708)
----------------------------------------------------
Net increase      17,735,393            $ 86,133,148
----------------------------------------------------

                              Year ended
                           November 30, 1995
----------------------------------------------------
Class A              Shares                   Amount
----------------------------------------------------
Shares sold       3,635,834             $ 17,320,323
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions       426,252                2,016,383
----------------------------------------------------
                  4,062,086               19,336,706

Shares
repurchased      (4,164,440)             (19,624,855)
----------------------------------------------------
Net decrease       (102,354)               $(288,149)
----------------------------------------------------

                               Year ended
                           November 30, 1996
----------------------------------------------------
Class B              Shares                   Amount
----------------------------------------------------
Shares sold        7,669,855            $ 36,980,646
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        272,195               1,319,922
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam
Adjustable Rate
U.S. Government
Fund               4,390,784              21,383,118
----------------------------------------------------
                  12,332,834              59,683,686

Shares
repurchased       (5,427,659)            (26,155,445)
----------------------------------------------------
Net increase       6,905,175            $ 33,528,241
----------------------------------------------------

                               Year ended
                           November 30, 1995
----------------------------------------------------
Class B              Shares                   Amount
----------------------------------------------------
Shares sold        2,532,117            $ 12,093,732
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        198,942                 941,425
----------------------------------------------------
                   2,731,059              13,035,157

Shares
repurchased       (2,671,253)            (12,701,553)
----------------------------------------------------
Net increase          59,806            $    333,604
----------------------------------------------------

                              Year ended
                          November 30, 1996
----------------------------------------------------
Class M             Shares                    Amount
----------------------------------------------------
Shares sold       1,450,087               $7,026,481
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        27,541                  133,380
----------------------------------------------------
                  1,477,628                7,159,861

Shares
repurchased        (793,749)              (3,832,336)
----------------------------------------------------
Net increase        683,879               $3,327,525
----------------------------------------------------

                            April 1, 1995
                          (commencement of
                            operations) to
                           November 30, 1995
----------------------------------------------------
Class M             Shares                    Amount
----------------------------------------------------
Shares sold         273,507               $1,318,280
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         2,194                   10,635
----------------------------------------------------
                    275,701                1,328,915

Shares
repurchased         (60,887)                (295,806)
----------------------------------------------------
Net increase        214,814               $1,033,109
----------------------------------------------------

Note 5
Acquisition of Putnam Adjustable Rate U.S. Government Fund

On November 11, 1996, the fund issued 11,771,185 and 4,390,784 of class A and class B shares, respectively to the shareholders of Putnam Adjustable Rate U.S. Government Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Adjustable Rate U.S. Government Fund on November 8, 1996, valuation date, were $124,349,453 and $78,708,788 respectively. On November 11, 1996, Putnam Adjustable Rate U.S. Government Fund had unrealized appreciation of $345,189.

The aggregate net assets of the fund immediately following the acquisition were $203,058,241.



Results of October 31, 1996 shareholder meeting


A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                              Votes for                Votes withheld

Jameson Adkins Baxter        12,478,661                        173,085
Hans H. Estin                12,481,633                        170,113
John A. Hill                 12,466,273                        185,473
Ronald J. Jackson            12,479,658                        172,088
Elizabeth T. Kennan          12,478,661                        173,085
Lawrence J. Lasser           12,486,919                        164,827
Robert E. Patterson          12,479,658                        172,088
Donald S. Perkins            12,456,619                        195,127
William F. Pounds            12,486,919                        164,827
George Putnam                12,486,919                        164,827
George Putnam, III           12,486,919                        164,827
Eli Shapiro                  12,448,892                        202,854
A.J.C. Smith                 12,486,919                        164,827
W. Nicholas Thorndike        12,478,818                        172,928

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 12,198,959 votes for, and 130,564 votes against, with 322,223 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer was approved as follows: 9,763,232 votes for, and 2,238,814 votes against, with 649,700 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
10,126,759 votes for, and 1,866,885 votes against, with 658,102 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
10,530,921 votes for, and 1,468,294 votes against, with 652,531 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 10,334,881 votes for, and 1,701,854 votes against, with 615,011 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 10,050,932 votes for, and 1,950,263 votes against, with 650,551 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 10,254,743 votes for, and 1,569,686 votes against, with 827,317 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows: 10,009,675 votes for, and 1,791,266 votes against, with 850,805 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 10,267,992 votes for, and 1,495,490 votes against, with 888,264 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 10,207,662 votes for, and 1,642,168 votes against, with 801,916 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 10,259,844 votes for, and 1,465,749 votes against, with 926,153 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan Bankart
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Intermediate U.S. Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29932-398/428   1/97